                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 15, 1997



                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                                       0-23108                            Not Applicable
--------                                                       -------                            --------------
(State of                                                      (Commission                        (IRS Employer
organization)                                                  File Number)                       Identification No.)



c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                                    19720
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (302) 323-7184



                                Not Applicable
                   -----------------------------------------
                 (Former address, if changed since last report)

                                  Page 1 of 98
                         Index to Exhibits is on page 7





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Item 5.  Other Events

A)  Series 1993-1:
On January 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the December 1996 Due Period with respect to Series 1993-1, which is attached as Exhibit 20(a) hereto.

B)  Series 1993-2:
On January 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the December 1996 Due Period with respect to Series 1993-2, which is attached as Exhibit 20(b) hereto.

C)  Series 1993-3:
On January 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the December 1996 Due Period with respect to Series 1993-3, which is attached as Exhibit 20(c) hereto.

D)  Series 1994-1:
On January 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the December 1996 Due Period with respect to Series 1994-1, which is attached as Exhibit 20(d) hereto.

E)  Series 1994-2:
On January 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the December 1996 Due Period with respect to Series 1994-2, which is attached as Exhibit 20(e) hereto.

F)  Series 1994-3:
On January 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the December 1996 Due Period with respect to Series 1994-3, which is attached as Exhibit 20(f) hereto.

G)  Series 1994-A:
On January 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the December 1996 Due Period with respect to Series 1994-A, which is attached as Exhibit 20(g) hereto.

H)  Series 1995-1:
On January 15, 1997 the Registrant made available the Monthly
Certificateholders' Statement for the December 1996 Due Period with respect to Series 1995-1, which is attached as Exhibit 20(h) hereto.

I)  Series 1995-2:
On January 15, 1997 the Registrant made available the Monthly
Certificateholders Statement for the December 1996 Due Period with respect to Series 1995-2, which is attached as Exhibit 20(i) hereto.





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


J)  Series 1995-3:
On January 15, 1997 the Registrant made available the Monthly
Certificateholders Statement for the December 1996 Due Period with respect to Series 1995-3, which is attached as Exhibit 20(j) hereto.

K)  Series 1996-1:
On January 15, 1997 the Registrant made available the Monthly
Certificateholders Statement for the December 1996 Due Period with respect to Series 1996-1, which is attached as Exhibit 20(k) hereto.

L)  Series 1996-2:
On January 15, 1997 the Registrant made available the Monthly
Certificateholders Statement for the December 1996 Due Period with respect to Series 1996-2, which is attached as Exhibit 20(l) hereto.

M)  Series 1996-3:
On January 15, 1997 the Registrant made available the Monthly
Certificateholders Statement for the December 1996 Due Period with respect to Series 1996-3, which is attached as Exhibit 20(m) hereto.

N)  Series 1996-4:
On January 15, 1997 the Registrant made available the Monthly
Certificateholders Statement for the December 1996 Due Period with respect to Series 1996-4, which is attached as Exhibit 20(n) hereto.

O)  Series 1996-5:
On January 15, 1997 the Registrant made available the Monthly
Certificateholders Statement for the December 1996 Due Period with respect to Series 1996-5, which is attached as Exhibit 20(o) hereto.

P)  Series 1994-1:
As of January 1, 1997, Greenwood Trust Company as Master Servicer under the Series 1994-1 Supplement, between Greenwood Trust Company as Master Servicer, Servicer and Seller and First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, dated as of August 24, 1994 (the "Series 1994-1 Supplement"), elected pursuant to Section 20 of the Series 1994-1 Supplement to delay the commencement of the Accumulation Period until the first day of the Due Period related to the August 1997 Distribution Date.





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


Item 7.  Financial Statements and Exhibits

c) Exhibits

Exhibit No.      Description
-----------      -----------

20(a) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1993-1.

20(b) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1993-2.

20(c) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1993-3.

20(d) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1994-1.

20(e) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1994-2.

20(f) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1994-3.

20(g) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1994-A.

20(h) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1995-1.

20(i) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1995-2.

20(j) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1995-3.

20(k) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1996-1.

20(l) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1996-2.

20(m) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1996-3.

20(n) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1996-4.





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


20(o) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1996-5.





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


                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           DISCOVER CARD MASTER TRUST I
                                   (Registrant)

                             By: GREENWOOD TRUST COMPANY
                                 as originator of the Trust


                             By:       John J. Coane
                                 -------------------------------
                                 John J. Coane
                                 Vice President, Director of
                                 Accounting and Treasurer


Date: January 15, 1997





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



                                 EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------

20(a) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1993-1.

20(b) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1993-2.

20(c) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1993-3.

20(d) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1994-1.

20(e) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1994-2.

20(f) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1994-3.

20(g) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1994-A.

20(h) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1995-1.

20(i) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1995-2.

20(j) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1995-3.

20(k) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1996-1.

20(l) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1996-2.

20(m) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1996-3.

20(n) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1996-4.

20(o) Monthly Certificateholders' Statement, related to the Due Period ending December 31, 1996, for Series 1996-5.





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